UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 29, 2006

Genesee & Wyoming Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31456	06-0984624
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

66 Field Point Road, Greenwich, Connecticut		06830
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	203-629-3722

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under Item 5.02 "Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers" is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 29, 2006, Genesee & Wyoming Inc. (the "Company") issued a press release announcing, the appointment of Christopher F. Liucci as its Chief Accounting Officer and Global Controller.

The Compensation Committee (the "Committee") of the Board of Directors of the Company approved the key terms of the compensation arrangement for Mr. Liucci (the "Executive"), who will be employed on an "at will" basis, terminable at any time. Executive’s base salary is $165,000 annually, with adjustments subject to the review and approval of the Compensation Committee of the Company. The Executive’s target annual incentive cash bonus (the "Bonus") would be 35% of base salary, with actual Bonus payments to be based on achievement of Genesee Value Added ("GVA") performance targets (35% of such Bonus based on GVA financial performance, 15% of such Bonus based on GVA safety performance and 50% of such Bonus based on personal objectives). For the year ending December 31, 2006, Executive’s Bonus payment will be paid as if the Executive was employed as of January 1, 2006. All Bonus payments are contingent upon the Executive’s continued employment with the Company throughout the year for which the Bonus was earned.
Effective March 29, 2006, the Executive’s first day of employment, Executive will receive a grant of 10,000 options and 1,000 shares of restricted stock under the Company’s 2004 Omnibus Incentive Plan.

The following Press Release, filed as Exhibit 99.1, and the information set forth therein is furnished under this item and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed or furnished herewith:

Exhibit No. Description

99.1 Press Release, dated March 29, 2006, by Genesee & Wyoming Inc. announcing the appointment of Mr. Christopher F. Liucci as Chief Accounting Officer and Global Controller.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genesee & Wyoming Inc.

March 29, 2006	By:	Adam B. Frankel

Name: Adam B. Frankel
Title: Senior Vice President, General Counsel & Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release Announcing New Chief Accounting Officer